SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

                           Filed by the Registrant [X]
                 Filed by a Party other than the Registrant [ ]

                           Check the appropriate box:
                         [X] Preliminary Proxy Statement
                [ ] Confidential, for Use of the Commission Only
                       (as permitted by Rule 14a-6(e)(2)
                         [ ] Definitive Proxy Statement
                       [ ] Definitive Additional Materials
                [ ] Soliciting Material Pursuant to ss.240.14a-12


                        Turner Funds (Formerly TIP Funds)
                (Name of Registrant as Specified in its Charter)

                                      Same
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

               Payment of Filing Fee (Check the appropriate box):

          [X]  No fee required.
          [ ] Fee computed on table below per Exchange Act Rules 14a-6(i) and 0-11.

                    1) Title of each class of securities to which transaction applies:

                         _________________________________________________

                    2) Aggregate number of securities to which transaction applies:

                         _________________________________________________

                    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: *

                         _________________________________________________

                    4)   Proposed maximum aggregate value of transaction:

                         _________________________________________________

                    5)   Total fee paid:

                         _________________________________________________

          [ ]  Fee paid previously with preliminary materials.
          [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

               1)  Amount Previously Paid:______________________________________
               2)  Form, Schedule or Registration Statement No.: _______________
               3)  Filing Party :_______________________________________________
               4)  Date Filed:____________________________

                                  TURNER FUNDS
                           TURNER B2B E-COMMERCE FUND

Dear Shareholder,

A Special Meeting of Shareholders of the Turner B2B E-Commerce Fund (the "Fund") of Turner Funds (formerly TIP Funds) (the "Trust") has been scheduled for Thursday, September 13, 2001. If you are a shareholder of record as of the close of business on July 20, 2001, you are entitled to vote at the meeting and any adjournment of the meeting.

While you are, of course, welcome to join us at the meeting, most shareholders will cast their votes by filling out and signing the enclosed proxy card. Whether or not you plan to attend the meeting, we need your vote. Please mark, sign, and date the enclosed proxy card and return it promptly in the enclosed postage-paid envelope so that the maximum number of shares may be voted. You may also vote over the Internet or by telephone by following the enclosed instructions.

The attached proxy statement is designed to give you information relating to the proposals on which you are asked to vote. The proposals described in the proxy statement relate to the following matters:

     1. Approving the elimination of the Fund's fundamental investment policy requiring the Fund to concentrate at least 25% of its investments in the business-to-business ("B2B") electronic commerce industry. At the same time as the shareholder meeting, the Fund will be re-named the "New Enterprise Fund" in order to be consistent with the Fund's change in investment focus.

     2. Approving a change in the benchmark for determining the advisory fee payable to Turner Investment Partners, Inc., under its advisory agreement with the Fund, from the Pacific Stock Exchange Technology 100 Index to the Nasdaq Composite Index.

Your vote is important to us. Please do not hesitate to call 1-800-224-6312 if you have any questions about the proposals under consideration. Thank you for taking the time to consider these important proposals and for your investment in the Fund.


                                                     Sincerely,


                                                     Stephen J. Kneeley
                                                     President
                                                     Turner Funds

                                IMPORTANT NOTICE

Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of the proposals.

                              QUESTIONS AND ANSWERS

Q. WHY AM I RECEIVING THIS PROXY STATEMENT?

A. The Board of Trustees (the "Trustees") has approved changing the name of the Fund to the New Enterprise Fund, as well as changing several investment policies. One of those policies, the policy requiring the Fund to concentrate its investments in the business-to-business ("B2B") electronic commerce industry, is a fundamental policy that cannot be changed without shareholder approval. The Trustees are seeking your approval of the elimination of the Fund's fundamental investment policy requiring the Fund to concentrate at least 25% of its investments in the B2B electronic commerce industry.

The Trustees are also seeking your approval to change the benchmark for determining the advisory fee payable to Turner Investment Partners, Inc. ("Turner") under its advisory agreement with the Fund. The Fund currently compares its performance to the Pacific Stock Exchange Technology 100 Index ("PSE 100 Index"). Going forward, reflecting the Fund's broader investment focus, the Trustees believe that it would be more appropriate to compare the Fund's performance to that of the Nasdaq Composite Index for purposes of calculating the advisory fee due to Turner. If approved by shareholders, the benchmark change would become effective at the close of business on September 14, 2001, the same time that the Fund's change in investment focus would become effective, and the new benchmark would be used in calculating the Fund's advisory fee due to Turner on the first day of the following month.

Q. WHY IS THE FUND MAKING THESE CHANGES?

A. When the Fund first started, we believed that the B2B electronic commerce sector was substantial and robust enough to support a separate mutual fund that concentrated its investments in that sector. Because of market developments impacting issuers in that sector, however, the Trustees have approved changes to the Fund designed to allow it to invest in a broader range of companies that employ or develop new technologies without concentrating in any industry. Consistent with this broader focus and continuing emphasis on companies that use, develop or profit from new and developing technologies, the performance fee benchmark is being changed from the PSE 100 Index to the Nasdaq Composite Index. The Nasdaq Composite Index measures all Nasdaq domestic and non-U.S. based common stocks listed on The Nasdaq Stock Market. The Index is market-value weighted. This means that each company's security affects the Index in proportion to its market value. The market value, the last sale price multiplied by total shares outstanding, is calculated throughout the trading day, and is related to the total value of the Index. Today the Index includes over 5,000 companies. Because it is so broad-based, the Index is one of the most widely followed and quoted major market indexes.

Q. HOW WILL THESE CHANGES AFFECT MY ACCOUNT?

A. If shareholders approve the proposed change in investment policy, the Fund will have the ability to invest in companies with projected strong earnings growth across a variety of industries and sectors where new products and services are being developed and marketed, without having to concentrate investments in the B2B electronic commerce industry. By eliminating this fundamental investment policy, the Fund will be more diversified across a variety of industries. Therefore, the Fund may be less susceptible to risks that have affected and may in the future affect the B2B electronic commerce industry. It is not possible to predict whether or how a change in the performance fee benchmark may impact shareholders. It is the Trustees' view, shared by Turner, that this benchmark will better reflect the Fund's revised investment emphasis and more accurately measure Turner's investment management skills.

Q. WILL MY VOTE MAKE A DIFFERENCE?

A. Yes. Your vote is needed to ensure that the proposals can be acted upon. We encourage all shareholders to participate in the governance of their Fund. Additionally, your immediate response on the enclosed proxy card will help save the costs of any further solicitations.

Q. HOW DO THE TRUSTEES SUGGEST THAT I VOTE?

A. After careful consideration, the Trustees of your Fund, including the independent Trustees who comprise a majority of the Trust's Board of Trustees, unanimously recommended that you vote "FOR" each proposal.

Q. WHOM DO I CALL IF I HAVE QUESTIONS?

A. We will be happy to answer your questions about this proxy solicitation. Please call us at 1-800-224-6312 between 8:30 a.m. and 8:00 p.m., Eastern Standard Time, Monday through Friday.

Q. WHERE DO I MAIL MY PROXY CARD?

A. You may use the enclosed postage-paid envelope to mail your proxy card. You may also vote over the Internet or by telephone. Please follow the enclosed instructions to use these methods of voting.

                                  TURNER FUNDS
                           TURNER B2B E-COMMERCE FUND


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                               September 13, 2001

     Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the Turner B2B E-Commerce Fund (the "Fund") of Turner Funds (formerly TIP Funds) (the "Trust") will be held at the offices of SEI Investments Company ("SEI"), One Freedom Valley Drive, Oaks, Pennsylvania 19456, on Thursday, September 13, 2001, at 2:00 p.m. Eastern Standard Time.

     At the Meeting, shareholders of record of the Fund (the "Shareholders") will be asked to consider and act on the following proposals (the "Proposals"):

     1. To approve the elimination of the Fund's fundamental investment policy requiring the Fund to concentrate at least 25% of its investments in the business-to-business electronic commerce industry.

     2. To approve a change in the benchmark for determining the advisory fee payable to Turner Investment Partners, Inc., under its advisory agreement with the Fund, from the Pacific Stock Exchange Technology 100 Index to the Nasdaq Composite Index.

     3.   Any other business properly brought before the Meeting.

     All Shareholders are cordially invited to attend the Meeting. However, if you are unable to attend the Meeting, you are requested to mark, sign and date the enclosed Proxy Card and return it promptly in the enclosed, postage-paid envelope so that the Meeting may be held and a maximum number of shares may be voted. You may also vote via Internet or telephone by following the enclosed instructions.

     Shareholders of record at the close of business on July 20, 2001 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

                                            By Order of the Board of Trustees


                                            James W. Jennings, Secretary

[DATE], 2001

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

                                 PROXY STATEMENT

     THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF TRUSTEES OF TURNER FUNDS (FORMERLY TIP FUNDS) (THE "TRUST") FOR USE AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD THURSDAY, SEPTEMBER 13, 2001 AT 2:00 P.M. EASTERN STANDARD TIME AT THE OFFICES OF SEI INVESTMENTS COMPANY ("SEI"), ONE FREEDOM VALLEY DRIVE, OAKS, PENNSYLVANIA 19456, AND AT ANY ADJOURNED SESSION THEREOF (SUCH SPECIAL MEETING AND ANY ADJOURNMENT THEREOF ARE HEREINAFTER REFERRED TO AS THE "MEETING"). Shareholders of the Turner B2B E-Commerce Fund (the "Fund") of record at the close of business on July 20, 2001 ("Shareholders") are entitled to vote at the Meeting. As of July 20, 2001, the Fund had _______________ units of beneficial interest ("shares") issued and outstanding.

     Each whole share held entitles the Shareholder to one vote for each dollar (carried forward to two decimal places) of net asset value of such share as of the close of business on July 20, 2001, and each fractional share is entitled to a proportionate fractional vote on each matter as to which such shares are to be voted at the Meeting. Approval of each Proposal requires the affirmative vote of a majority of the outstanding securities of the Fund entitled to vote, as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act").

     In addition to the solicitation of proxies by mail, Trustees and officers of the Trust and officers and employees of SEI, the shareholder servicing agent for the Trust, and third parties hired for such purpose, may solicit proxies in person or by telephone. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending soliciting materials to their principals. Turner Investment Partners, Inc. ("Turner" or the "Adviser"), the Fund's investment adviser, will pay the costs of the Shareholder Meeting and proxy materials. The proxy card and this Proxy Statement are being mailed to Shareholders on or about Monday, July 30, 2001.

     Shares represented by duly executed proxies will be voted in accordance with the instructions given. Proxies may be revoked at any time before they are exercised by a written revocation received by the President of the Trust at 1235 Westlakes Drive, Suite 350, Berwyn, PA 19312, by properly executing a later-dated proxy, or by attending the Meeting and voting in person.

                                  INTRODUCTION

     The Trust is organized as a Massachusetts business trust and is not required to hold annual meetings of Shareholders. The Meeting is being called in order to permit the Shareholders of the Fund to consider and vote the Proposals. The Shareholders of the Fund are being asked to vote on the following Proposals:

     1. To approve the elimination of the Fund's fundamental investment policy requiring the Fund to concentrate at least 25% of its investments in the business-to-business ("B2B") electronic commerce industry.

     2. To approve a change in the benchmark for determining the advisory fee payable to Turner, under its advisory agreement with the Fund, from the Pacific Stock Exchange Technology 100 Index to the Nasdaq Composite Index.

        PROPOSAL 1: APPROVAL OF THE ELIMINATION OF THE FUND'S FUNDAMENTAL
                        INVESTMENT CONCENTRATION POLICY.

GENERAL

     At the May 18, 2001 Turner Funds Board of Trustees meeting, the Trustees approved a proposal to change the name of the B2B E-Commerce Fund to the New Enterprise Fund. The Trustees also approved a proposal to revise the New Enterprise Fund's non-fundamental investment policies. As a result, the New Enterprise Fund will no longer invest at least 65% of its assets in the common stocks of companies that engage in B2B electronic commerce. Under the proposal, the New Enterprise Fund will employ an aggressive growth strategy and pursue companies with projected strong earnings growth across a variety of industries and sectors where new products and services are being developed and marketed. The New Enterprise Fund will generally invest in mid- to large-capitalization companies (I.E., companies with capitalization of AT LEAST $1 billion), though it may invest in companies of any size. If approved, these proposals will take effect on September 14, 2001, the same day as the Shareholder meeting. Consistent with the 1940 Act, the revision of the Fund's non-fundamental policies and change of name do not require shareholder approval.

     Shareholders of the Fund are being asked to eliminate a fundamental investment policy so the Fund will no longer be required to concentrate at least 25% of its investments in the B2B electronic commerce industry. This will allow the Fund to invest more broadly, without having to concentrate at least 25% of the Fund's investments in a single industry. By eliminating this fundamental investment policy, the Fund will be more diversified across a variety of industries. Therefore, the Fund may be less susceptible to industry-specific risks, such as legislative or regulatory changes, adverse market conditions and/or increased competition, that have affected and may in the future affect the B2B electronic commerce industry.

FUNDAMENTAL CONCENTRATION POLICY - CURRENT TEXT:

No Fund may:

Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities. This limitation does not apply to the Technology Fund, the B2B E-Commerce Fund, the Wireless & Communications Fund, the New Energy & Power Technology Fund, the Healthcare & Biotechnology Fund and the Tax Managed U.S. Equity Fund. These Funds invest 25% or more of their total assets in securities of issuers conducting their principal business activities in the same industry. To that extent, these Funds are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry in greater proportion than funds that are more diversified by industry.

FUNDAMENTAL CONCENTRATION POLICY - PROPOSED TEXT:

No Fund may:

Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities. This limitation does not apply to the Technology Fund, the New Energy & Power Technology Fund, the Healthcare & Biotechnology Fund and the Tax Managed U.S. Equity Fund. These Funds invest 25% or more of their total assets in securities of issuers conducting their principal business activities in the same industry. To that extent, these Funds are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry in greater proportion than funds that are more diversified by industry.

DISCUSSION

     By eliminating the concentration policy, the Fund will have the capability to diversify its investments across a variety of industries and sectors and will have less of an opportunity to focus on just one sector or industry. The Fund will focus on companies with strong earnings growth potential across a variety of industries and sectors where new products and services are being developed and marketed. Although the Fund may not concentrate its assets in any one industry, the Fund may take a large position (up to 50% of its assets) in any one sector. Since the Fund will be more diversified across a variety of industries and sectors, it may be less susceptible to industry-specific risks that have affected and may in the future affect the B2B electronic commerce industry.

SHAREHOLDER APPROVAL OF THE ELIMINATION OF THE FUNDAMENTAL INVESTMENT POLICY

     The approval of the elimination of the Fund's fundamental investment policy requires the affirmative vote of a majority of the outstanding voting securities. For purposes of this proposal, "majority of the outstanding voting securities" means the vote of: (i) 67% or more of the Fund's outstanding shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less. If you return your proxy but give no voting instructions, your shares will be voted FOR the elimination of the fundamental investment policy. If the Shareholders fail to approve this change, the current policy will remain in effect.

THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL.

    PROPOSAL 2: APPROVAL OF THE CHANGE IN THE PERFORMANCE FEE BENCHMARK FROM THE PACIFIC STOCK EXCHANGE TECHNOLOGY 100 INDEX TO THE NASDAQ COMPOSITE INDEX.

GENERAL

     At the May 18, 2001 Turner Funds Board of Trustees meeting, the Trustees approved a proposal to change the benchmark for determining the advisory fee payable to Turner under its advisory agreement with the Fund from the Pacific Stock Exchange Technology 100 Index ("PSE 100 Index") to the Nasdaq Composite Index. The Trustees concluded that, consistent with the elimination of the fundamental concentration policy, it is appropriate to change the index used to measure and calculate Turner's advisory fee to reflect the Fund's broader investment mission. It is the Trustees' belief that the Nasdaq Composite Index will provide a more meaningful benchmark for use in measuring the Fund's performance. If approved by shareholders, the benchmark change would become effective at the close of business on September 14, 2001, the same time that the Fund's change in investment focus would become effective, and the new benchmark would be used in calculating the Fund's advisory fee due to Turner on the first day of the following month.

     The following chart outlines the performance of the PSE 100 Index and the Nasdaq Composite Index for the past one-year and five-year periods. This illustration is only intended to show the hypothetical effect of using the Nasdaq Composite Index as a benchmark, instead of the PSE 100 Index. In other words, if the Fund's performance had been compared to the Nasdaq Composite Index for the periods listed below, the performance numbers that would have been used for such periods follow:

--------------------------------------------------------------------------------
     INDEX PERFORMANCE             PSE 100 INDEX          NASDAQ COMPOSITE INDEX
--------------------------------------------------------------------------------
1 YEAR* (6/30/00-6/30/01)            -34.00%                     -45.51%
--------------------------------------------------------------------------------
5 YEARS (6/30/96-6/30/01)             28.73%                      12.78%
--------------------------------------------------------------------------------

* The Fund commenced operations on June 30, 2000.

     Under the investment advisory agreement currently in effect ("Advisory Agreement"), advisory fees for the Fund may be higher or lower depending on the Fund's performance relative to a stated benchmark. Where the Fund outperforms its benchmark by a set amount, Turner is entitled to receive higher advisory fees. Conversely, if and when the Fund underperforms its benchmark by the same amount, Turner is entitled to receive lower advisory fees. Advisory fees for the Fund may therefore range from a lowest possible fee of 0.70% to a highest possible fee of 1.50%. If the Fund, for example, outperforms its benchmark by more than 2.5%, Turner's advisory fees will increase from 1.10% to 1.50%. If, however, the Fund underperforms its benchmark by 2.5%, Turner's advisory fees would go down to 0.70%.

     Turner has voluntarily agreed to waive advisory fees and reimburse expenses through June 30, 2001 to keep the Fund's total annual fund operating expenses from exceeding 1.35%. Effective June 30, 2001, Turner has voluntarily committed to waive advisory fees and reimburse expenses to keep the Fund's "other expenses" from exceeding 0.25%. Turner may discontinue these arrangements at any time but has no present intent to do so. For the period from July 1,

2000 through September 30, 2000, Turner received no advisory fees, and reimbursed expenses of 0.42%. For the semi-annual period ended March 31, 2001, Turner received advisory fees of 0.02%.

     If shareholders of the Fund approve the benchmark change from the PSE 100 Index to the Nasdaq Composite Index, nothing in the Advisory Agreement, or any schedule thereto, will change. The advisory fee range will remain the same: from a lowest possible fee of 0.70% to a highest possible fee of 1.50%. Thus, the advisory fee paid to Turner will be higher or lower, but within the same range, depending on the Fund's performance relative to the Nasdaq Composite Index, as opposed to the PSE 100 Index. In addition, Turner's voluntary fee waivers and reimbursement arrangements will remain in effect.

     The following chart outlines the performance of the PSE 100 Index and the Nasdaq Composite Index from the date of the Fund's inception of operations, June 30, 2000, through June 30, 2001, compared to the Fund's performance for such period.

                                              ROLLING        ROLLING
                             ROLLING         12 MONTH       12 MONTH
                             12 MONTH       BENCHMARK         FUND
        BENCHMARK          PERIOD ENDED    PERFORMANCE     PERFORMANCE    DIFFERENCE*
        ---------          ------------    -----------     -----------    -----------
PSE 100 INDEX              July 1, 2001        -34.00%        -37.90%        -3.90%

NASDAQ COMPOSITE INDEX     July 1, 2001        -45.51%        -37.90%         7.61%

* Since the Fund underperformed the PSE 100 Index as of June 30, 2001, Turner's advisory fee dropped to 0.70% as of July 1, 2001. If the Fund had been comparing its performance to the Nasdaq Composite Index for the same period, Turner would have outperformed the benchmark and its advisory fee instead would have changed to 1.50% as of July 1, 2001. The benchmark change to the Nasdaq Composite Index and the change in the Fund's investment focus, however, will not be implemented until September 14, 2001, contingent upon shareholder approval. At the same time as the shareholder meeting, the Fund will be re-named the "New Enterprise Fund" and changes to the Fund's non-fundamental investment policies will be implemented in order to be consistent with the Fund's revised investment focus.

TRUSTEES' CONSIDERATION

     The Board of Trustees in their consideration of the change in the benchmark for the Fund took into account its belief, shared by Turner, that the Nasdaq Composite Index would more accurately reflect the Fund's proposed broader range of investments. In addition, the Trustees considered the following factors: (1) the change in benchmark will not require any other changes to the Advisory Agreement, or any schedule thereto; (2) the range of possible advisory fees paid to Turner will not change; and (3) that Turner will continue its advisory fee waiver and expense reimbursement arrangements that are currently in place.

DESCRIPTION OF THE ADVISORY AGREEMENT

     This section describes the current Advisory Agreement. If shareholders approve the benchmark change, nothing in the Advisory Agreement, or any schedule thereto, will be effected.

FUND EXPENSES

     The following table compares the existing fees and expenses of the Fund under the current Advisory Agreement for the six-month period ended March 31, 2001 and the PRO FORMA fees and expenses of the Fund under the current Advisory Agreement, assuming the benchmark has changed from the PSE 100 Index to the Nasdaq Composite Index.

SHAREHOLDER TRANSACTION FEES
(Fees paid directly from your investment)

------------------------------------------------------------------------------
                                        CURRENT FEES      PRO FORMA FEES
------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)            2.00%*            2.00%*
------------------------------------------------------------------------------

* Applies to redemptions within 90 days of purchase. At this time, purchases of shares of the Fund are not subject to the redemption fee described above.

ANNUAL OPERATING EXPENSES
(As a percentage of average net assets)

-------------------------------------------------------------------------------
                                        CURRENT FEES       PRO FORMA FEES
-------------------------------------------------------------------------------
Investment Advisory Fees                   1.10**              1.10**
-------------------------------------------------------------------------------
12b-1 Fees                                  None               None
-------------------------------------------------------------------------------
Other Expenses                             1.77%               1.77%
-------------------------------------------------------------------------------
Total Annual Fund Operating Expenses       2.87%***            2.87%***
-------------------------------------------------------------------------------

** The advisory fee reflects a performance adjustment based on the Fund's performance relative to its benchmark, and may range from 0.70% to 1.50%, depending on the Fund's performance.

     *** Turner has voluntarily agreed to waive advisory fees and reimburse expenses through June 30, 2001 to keep the Fund's "total annual fund operating expenses" from exceeding 1.35%. Effective June 30, 2001, Turner has voluntarily committed to waive advisory fees and reimburse expenses to keep the Fund's "other expenses" from exceeding 0.25%. Turner may discontinue these arrangements at any time but has no present intent to do so. Turner has arrangements with certain broker-dealers who have agreed to pay certain Fund expenses in return for the direction of a portion of the Fund's brokerage business. As a result of these arrangements, the Fund's expenses are generally reduced, which in turn reduces the cost to

Turner of its voluntary expense ceiling. In the Fund's last fiscal year, these arrangements ultimately reduced the Fund's total annual fund operating expenses so that they were 1.35%.

EXAMPLE

     The following examples for the current and PRO FORMA fees are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

     The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                       1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
CURRENT FEES            $290          $889        $1,513         $3,195
--------------------------------------------------------------------------------
PRO FORMA FEES          $290          $889        $1,513         $3,195
--------------------------------------------------------------------------------

     COMPENSATION. For the period from July 1, 2000 through September 30, 2000, Turner received no advisory fees, and waived/reimbursed expenses of $28,412. For the semi-annual period ended March 31, 2001, Turner received $784 in advisory fees, and waived expenses of $45,742. If the benchmark change had been in effect during each period, Turner would have received the same fees and waived and/or reimbursed the same expenses for such periods.

     DUTIES UNDER THE INVESTMENT ADVISORY AGREEMENT. Under the Advisory Agreement, Turner makes the investment decisions for the assets of the Fund and continuously reviews, supervises, and administers the Fund's investment program with respect to these assets.

     Turner discharges its responsibilities subject to the supervision of the Trustees of the Trust and in a manner consistent with the Fund's investment objectives, policies and limitations. The Advisory Agreement provides that Turner shall not be liable for any error of judgement or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties thereunder, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard by Turner of its obligations or duties thereunder.

     DURATION AND TERMINATION. The Advisory Agreement, dated April 28, 1996, must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Fund, by a majority of the outstanding shares of the Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust.

     DESCRIPTION OF THE INVESTMENT ADVISER. Turner is a professional investment management firm founded in March, 1990 and is located at 1235 Westlakes Drive, Suite 350, Berwyn, PA 19312. Robert E. Turner is the Chairman and controlling shareholder of Turner. As of June 30, 2001, Turner had discretionary management authority with respect to approximately $9.7 billion of assets. Turner has provided investment advisory services to investment companies since 1992.

     Listed below are the names and principal occupations of each of the directors and the principal executive officers of Turner. The principal business address of each director and the principal executive officers, as it relates to their duties at Turner, is 1235 Westlakes Drive, Suite 350, Berwyn, PA 19312.

     NAME                            TITLE
     ----                            -----
     Robert E. Turner                Chairman and Chief Investment Officer
     Stephen J. Kneeley              President and Chief Operating Officer
     John H. Grady, Jr.              General Counsel - Chief Legal Officer
     Thomas R. Trala                 Treasurer
     Mark D. Turner                  Vice Chairman, Senior Portfolio Manager

SHAREHOLDER APPROVAL OF THE CHANGE TO THE ADVISORY FEE

     The approval of the change in the performance fee benchmark from the PSE 100 Index to the Nasdaq Composite Index requires the affirmative vote of a majority of the outstanding voting securities. For purposes of this proposal, "majority of the outstanding voting securities" means the vote of: (i) 67% or more of the Fund's outstanding shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less. If you return your proxy but give no voting instructions, your shares will be voted FOR the change of the performance fee benchmark. If the Shareholders fail to approve this change, the current benchmark will remain in effect while the Trustees consider possible alternatives.

THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL.

              GENERAL INFORMATION ABOUT THE TRUST AND OTHER MATTERS

     TRUSTEES AND OFFICERS. Information is set forth below about the Trust's current Trustees and principal executive officers, including their names, positions with the Trust, and association with the Trust.

--------------------------------------------------------------------------------
            NAME                           POSITION WITH THE TRUST
--------------------------------------------------------------------------------
      Robert E. Turner                Chairman of the Board of Trustees
--------------------------------------------------------------------------------
      Janet F. Sansone                             Trustee
--------------------------------------------------------------------------------
      Michael E. Jones                             Trustee
--------------------------------------------------------------------------------
     Dr. John Wholihan                             Trustee
--------------------------------------------------------------------------------
       Alfred Salvato                              Trustee
--------------------------------------------------------------------------------
     Stephen J. Kneeley                           President
--------------------------------------------------------------------------------
         John Leven                Controller and Chief Accounting Officer
--------------------------------------------------------------------------------
     James W. Jennings                            Secretary
--------------------------------------------------------------------------------

     INVESTMENT ADVISER. Turner Investment Partners, Inc., 1235 Westlakes Drive, Suite 350, Berwyn, Pennsylvania 19312, serves as the Adviser to the Fund. Robert
E. Turner is the Chairman and controlling shareholder of the Adviser.

     ADMINISTRATOR. SEI Investments Mutual Funds Services, (the
"Administrator"), Wayne, PA 19087 is the Fund's Administrator pursuant to an Administrative Agreement dated April 29, 1996 between the Trust and the Administrator.

     DISTRIBUTION. SEI Investments Distribution Co. ("SIDCO."), Oaks, Pennsylvania 19456, a wholly-owned subsidiary of SEI, acts as the distributor of the Trust's shares pursuant to the Distribution Agreement dated April 28, 1996 between the Trust and SIDCO.

     FUND TRANSACTIONS. For the Fund's fiscal year ended September 30, 2000, the Fund did not pay commissions to any affiliated broker.

     5% SHAREHOLDERS. As of July 20, 2001, the following persons were the only persons who were record owners or, to the knowledge of the Trust, were beneficial owners of 5% or more of shares of the Fund. The Trust believes that most of the shares referred to below were held by the following persons in accounts for their fiduciary, agency, or custodial customers.

--------------------------------------------------------------------------------
   NAME AND ADDRESS OF SHAREHOLDER        NUMBER OF SHARES       PERCENT OF FUND
--------------------------------------------------------------------------------
                                                                        %


--------------------------------------------------------------------------------
                                                                        %


--------------------------------------------------------------------------------
                                                                        %


--------------------------------------------------------------------------------

     The Trust's Trustees and officers own less than 1% of the shares of the Trust.

     ADJOURNMENT. In the event that sufficient votes in favor of the Proposals set forth in the Notice of the Special Meeting are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies for the Proposals. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposals. They will vote against any such adjournment those proxies required to be voted against the Proposals. Turner will bear the costs of any such additional solicitation and of any adjourned session.

     REQUIRED VOTE. Each whole share held entitles the Shareholder to one vote for each dollar (carried forward to two decimal places) of net asset value of such share as of the close of business on July 20, 2001, and each fractional share is entitled to a proportionate fractional vote on each matter as to which such shares are to be voted at the Meeting. Approval of each Proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund entitled to vote, as that term is defined above. Any shareholder given a proxy may revoke it at any time before it is exercised by submitting to the Trust a specific written notice of revocation.

     Abstentions and "broker non-votes" will not be counted for or against the Proposals, but will be counted for purposes of determining whether a quorum is present. Abstentions will be counted as votes present for purposes of determining a "majority of the outstanding voting securities" present at the Meeting and will therefore have the effect of counting against the Proposals.

     SHAREHOLDER PROPOSALS. The Trust does not hold annual Shareholder Meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting should send their written proposals to the Secretary of the Trust c/o Turner Investment Partners, Inc., 1235 Westlakes Drive, Suite 350, Berwyn, PA 19312.

     REPORTS TO SHAREHOLDERS. THE TRUST WILL FURNISH, WITHOUT CHARGE, A COPY OF THE MOST RECENT ANNUAL REPORT TO SHAREHOLDERS OF THE TRUST AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING SUCH ANNUAL REPORT, IF ANY, UPON REQUEST. REQUESTS SHOULD BE DIRECTED TO THE TRUST AT 1235 WESTLAKES DRIVE, SUITE 350, BERWYN, PA 19312, OR BY CALLING 1-800-224-6312.

     OTHER MATTERS. The Trustees know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is their intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed proxy.

                                -----------------

SHAREHOLDERS ARE URGED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE OVER THE INTERNET OR BY TELEPHONE. PLEASE FOLLOW THE ENCLOSED INSTRUCTIONS TO UTILIZE THESE METHODS OF VOTING.

                                                       By Order of the Trustees,

                                                              Stephen J. Kneeley
                                                                       President

Dated: [DATE], 2001

                                  TURNER FUNDS
                           TURNER B2B E-COMMERCE FUND
                       SPECIAL MEETING OF THE SHAREHOLDERS

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
             THE SPECIAL MEETING OF SHAREHOLDERS, SEPTEMBER 13, 2001

The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints John Grady, Brian Ferko, and James R. Foggo, as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Turner B2B E-Commerce Fund (the "Fund") of Turner Funds (formerly TIP Funds) (the "Trust") to be held in the offices of SEI Investments ("SEI"), One Freedom Valley Drive, Oaks, Pennsylvania 19456, on Thursday, September 13, 2001 at 2:00 p.m. Eastern Time, and any adjournments or postponements thereof (the "Meeting") all shares of beneficial interest of said Trust that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposals set forth below, and in accordance with their own discretion, any other matters properly brought before the Meeting.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:

PROPOSAL 1:    Approve the elimination of the Fund's fundamental investment policy requiring the Fund to concentrate at least 25% of its investments in business-to-business electronic commerce industry.

               ____For  ____Against  ____Abstain

PROPOSAL 2:    Approve a change in the benchmark for determining the advisory fee payable to Turner Investment Partners, Inc., under its advisory agreement with the Fund, from the Pacific Stock Exchange
               Technology 100 Index to the Nasdaq Composite Index.

               ____For  ____Against  ____Abstain

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Dated:                 , 2001
      -----------------
                                            --------------------------------
                                            Signature of Shareholder


                                            --------------------------------
                                            Signature (Joint owners)

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.


TELEPHONE AND INTERNET VOTING INSTRUCTIONS:

To vote by Telephone:

1)  Read the Proxy Statement and have this Proxy card at hand.
2)  Call ___________
3) Enter the 12-digit control number set forth on this Proxy card and follow the simple instructions.

To vote by Internet:

1)  Read the Proxy Statement and have this Proxy card at hand.
2)  Go to Website WWW.PROXYVOTE.COM.
3) Enter the 12-digit control number set forth on this Proxy card and follow the simple instructions.

LIZA M. RAY                                       MORGAN, LEWIS & BOCKIUS LLP
(202) 467-7569
LRay@morganlewis.com


July 16, 2001

VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C.  20549

Re:  TURNER FUNDS (FILE NOS. 333-00641 AND 811-07527)

Ladies and Gentlemen:

On behalf of our client, Turner Funds (formerly TIP Funds) (the "Trust"), we are filing, pursuant to the Securities Exchange Act of 1934 and the Investment Company Act of 1940, a preliminary copy of the Schedule 14A, notice, proxy statement and form of proxy ("Proxy Materials") for the Special Meeting of Shareholders (the "Meeting") to be held on Thursday, September 13, 2001.

The Meeting is being called for the purpose of eliminating a fundamental concentration policy and changing the performance fee benchmark with respect to the Turner B2B E-Commerce Fund.

The Trust intends to mail definitive proxy materials to shareholders on or about Tuesday, August 7, 2001. Should you have any questions regarding the above please contact the undersigned at (202) 467-7569.

Sincerely,

/s/ Liza M. Ray
Liza M. Ray

cc.  Mr. Stephen J. Kneeley
     Mr. Brian Ferko
     John H. Grady, Jr., Esq.
     W. John McGuire, Esq.